ITEM 26. PERSONS CONTROLLER BY OR UNDER COMMON CONTROL                EXHIBIT 16
         WITH THE DEPOSITOR OR REGISTRATION

THE TRAVELERS INSURANCE COMPANY & SUBSIDIARIES AS OF  31 DECEMBER 2001

-----------------------------------------------------------------------------------------------------------------------------
CITIGROUP INC.

                                                                                              PLACE OF                TOTAL
1  2  3  4  5  6  7  8  9  10  11  12  13                                                   INCORPORATION             VOTING
-----------------------------------------------------------------------------------------------------------------------------
ASSOCIATED MADISON COMPANIES, INC                                                             Delaware                 100
   PFS SERVICES, INC                                                                          Georgia                  100
      THE TRAVELERS INSURANCE GROUP INC                                                       Connecticut              100
         THE TRAVELERS INSURANCE COMPANY                                                      Connecticut              100
            190 S. LASALLE ASSOCIATES L.L.C.*                                                 Illinois                  50
            440 SOUTH LASALLE LLC                                                             Delaware                 100
            ADVANCE/VIRGINIA PORTFOLIO I LLC*                                                 Delaware                  30
               ADVANCE/CHEROKEE BUSINESS CENTER LLC*                                          Delaware                 100
               ADVANCE/LOUDOUN PLAZA ONE LLC*                                                 Delaware                 100
               ADVANCE/OLD COURTHOUSE ROAD LLC*                                               Delaware                 100
            AMERICAN FINANCIAL LIFE INSURANCE COMPANY                                         Texas                    100
            CARLTON ARMS OF BRADENTON                                                         Florida                   50
            CREST FUNDING PARTNERS, L.P.*                                                     Delaware                  50
            CRIPPLE CREEK VENTURE PARTNER II, L.P.*                                           Colorado                64.6
            GREENWICH STREET CAPITAL PARTNERS, L.P.                                           Delaware                31.2
            GREENWICH STREET INVESTMENTS, L.L.C                                               Delaware                 100
               GREENWICH STREET CAPITAL OFFSHORE FUND, LTD.*                                  British Virgin Is.       100
               GREENWICH STREET INVESTMENTS, L.P.                                             New York                1.46
            GRIPHON MARLINS INVESTORS LTD.*                                                   Florida                   75
            HOLLOW CREEK, L.L.C                                                               Connecticut              100
               STATION HILL, L.L.C                                                            Connecticut               75
            ONE FINANCIAL PLACE CORPORATION*                                                  Delaware                 100
            ONE FINANCIAL PLACE HOLDINGS, LLC*                                                Delaware                 100
               ONE FINANCIAL PLACE, LP*                                                       Delaware                  10
            PLAZA LLC                                                                         Connecticut              100
               KEEPER HOLDINGS LLC*                                                           Delaware                 100

--------------------------------------------------------------------------------
*  INDICATES THAT THE SUBSIDIARY IS PARTIALLY OWNED BY MORE               Page 1
   THAN ONE SUBSIDIARY OF CITIGROUP INC.

** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET
   CORPORATION

ITEM 26. PERSONS CONTROLLER BY OR UNDER COMMON CONTROL                EXHIBIT 16
         WITH THE DEPOSITOR OR REGISTRATION

THE TRAVELERS INSURANCE COMPANY & SUBSIDIARIES AS OF  31 DECEMBER 2001

-----------------------------------------------------------------------------------------------------------------------------
CITIGROUP INC.

                                                                                              PLACE OF                TOTAL
1  2  3  4  5  6  7  8  9  10  11  12  13                                                   INCORPORATION             VOTING
-----------------------------------------------------------------------------------------------------------------------------
                  CITISTREET LLC**                                                            Delaware                  50
                     CITISTREET RETIREMENT SERVICES LLC                                       New Jersey                50
                        AMERICAN ODYSSEY FUNDS MANAGEMENT LLC                                 New Jersey                50
                        CITISTREET ASSOCIATES LLC                                             Delaware                  50
                           CITISTREET ADVISORS LLC                                            New Jersey                50
                           CITISTREET ASSOCIATES AGENCY OF OHIO LLC                           Ohio                      50
                           CITISTREET ASSOCIATES INSURANCE AGENCY OF MASSACHUSETTS LLC        Massachusetts             50
                           CITISTREET ASSOCIATES OF ALABAMA LLC                               Alabama                   50
                           CITISTREET ASSOCIATES OF HAWAII LLC                                Hawaii                    50
                           CITISTREET ASSOCIATES OF MONTANA LLC                               Montana                   50
                           CITISTREET ASSOCIATES OF TEXAS, INC                                Texas                     50
                           CITISTREET EQUITIES LLC                                            New Jersey                50
                           COPELAND ASSOCIATES OF MONTANA, INC                                Montana                   50
                        CITISTREET FINANCIAL SERVICES LLC                                     New Jersey                50
                        CITISTREET MORTGAGE SERVICES, INC                                     New Jersey                50
                     WELLSPRING RESOURCES, LLC                                                Delaware                  50
               NETPLUS, LLC                                                                   Connecticut              100
               TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC                           New York                 100
               TOWER SQUARE SECURITIES, INC                                                   Connecticut              100
                  TOWER SQUARE SECURITIES INSURANCE AGENCY OF ALABAMA, INC                    Alabama                  100
                  TOWER SQUARE SECURITIES INSURANCE AGENCY OF MASSACHUSETTS, INC              Massachusetts            100
                  TOWER SQUARE SECURITIES INSURANCE AGENCY OF NEW MEXICO, INC                 New Mexico               100
                  TOWER SQUARE SECURITIES INSURANCE AGENCY OF OHIO, INC                       Ohio                      99
                  TOWER SQUARE SECURITIES INSURANCE AGENCY OF TEXAS, INC                      Texas                    100
               TRAVELERS DISTRIBUTION LLC                                                     Delaware                 100
               TRAVELERS INVESTMENT ADVISERS, INC                                             Delaware                 100

--------------------------------------------------------------------------------
*  INDICATES THAT THE SUBSIDIARY IS PARTIALLY OWNED BY MORE               Page 2
   THAN ONE SUBSIDIARY OF CITIGROUP INC.

** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET
   CORPORATION

ITEM 26. PERSONS CONTROLLER BY OR UNDER COMMON CONTROL                EXHIBIT 16
         WITH THE DEPOSITOR OR REGISTRATION

THE TRAVELERS INSURANCE COMPANY & SUBSIDIARIES AS OF  31 DECEMBER 2001

-----------------------------------------------------------------------------------------------------------------------------
CITIGROUP INC.

                                                                                              PLACE OF                TOTAL
1  2  3  4  5  6  7  8  9  10  11  12  13                                                   INCORPORATION             VOTING
-----------------------------------------------------------------------------------------------------------------------------
            PRIMERICA LIFE INSURANCE COMPANY                                                  Massachusetts            100
               CITILIFE FINANCIAL LIMITED                                                     Ireland                  100
               NATIONAL BENEFIT LIFE INSURANCE COMPANY                                        New York                 100
               PRIMERICA FINANCIAL SERVICES (CANADA) LTD                                      Canada                   100
                  PFSL INVESTMENTS CANADA LTD                                                 Canada                   100
                  PRIMERICA LIFE INSURANCE COMPANY OF CANADA                                  Canada                   100
                     PRIMERICA CLIENT SERVICES INC. [CANADA]                                  Canada                   100
                     PRIMERICA FINANCIAL SERVICES LTD                                         Canada                 82.82
            RYAN/TRAVELERS KIERLAND, LLC                                                      Delaware                  75
            SSB PRIVATE SELECTIONS, LLC*                                                      Delaware                 100
               SALOMON SMITH BARNEY PRIVATE SELECTION FUND I, LLC*                            New York               24.46
            THE TRAVELERS LIFE AND ANNUITY COMPANY                                            Connecticut              100
               TRAVELERS ANNUITY UK INVESTMENTS, LLC                                          Delaware                 100
            TISHMAN SPEYER/TRAVELERS ASSOCIATES III, L.L.C                                    Delaware                  50
            TISHMAN SPEYER/TRAVELERS REAL ESTATE VENTURE III, L.L.C.*                         Delaware               49.28
            TRAVELERS EUROPEAN INVESTMENTS LLC                                                Connecticut              100
            TRAVELERS HIGHLAND PARK, LLC                                                      Colorado                 100
               HIGHLAND PARK VENTURES, LLC                                                    Colorado                  50
            TRAVELERS INSURANCE UK INVESTMENTS, LLC                                           Delaware                 100
            TRAVELERS INTERNATIONAL INVESTMENTS LTD                                           Cayman Is.               100
            TRAVELERS OAKMONT LANE, LLC*                                                      Delaware                 100
               700 OAKMONT VENTURE LLC                                                        Delaware                  50
            TRAVELERS OPPORTUNITY FUND I, LLC                                                 Delaware                 100
               TISHMAN SPEYER/TRAVELERS ASSOCIATES                                            Delaware                  50
            TRAVELERS OPPORTUNITY FUND II, LLC                                                Delaware                 100
               TISHMAN SPEYER/TRAVELERS REAL ESTATE VENTURE, L.P.*                            Delaware               64.65

--------------------------------------------------------------------------------
*  INDICATES THAT THE SUBSIDIARY IS PARTIALLY OWNED BY MORE               Page 3
   THAN ONE SUBSIDIARY OF CITIGROUP INC.

** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET
   CORPORATION

ITEM 26. PERSONS CONTROLLER BY OR UNDER COMMON CONTROL                EXHIBIT 16
         WITH THE DEPOSITOR OR REGISTRATION

THE TRAVELERS INSURANCE COMPANY & SUBSIDIARIES AS OF 31 DECEMBER 2001

-----------------------------------------------------------------------------------------------------------------------------
CITIGROUP INC.

                                                                                              PLACE OF                TOTAL
1  2  3  4  5  6  7  8  9  10  11  12  13                                                   INCORPORATION             VOTING
-----------------------------------------------------------------------------------------------------------------------------
                  125 HIGH STREET, L.P.*                                                      Delaware               16.52
                  TST 375 HUDSON, L.L.C                                                       Delaware               64.65
                  TST 525 WEST MONROE, L.L.C                                                  Delaware               64.65
                  TST MOUNTAIN BAY, L.L.C                                                     Delaware               64.65
                  TST ONE INDIANA, L.L.C                                                      Delaware               64.65
            TRAVELERS OPPORTUNITY FUND III ASSOCIATES, LLC*                                   Delaware                 100
            TRAVELERS OPPORTUNITY FUND III, LLC*                                              Delaware                 100
            TRAVELERS OPPORTUNITY FUND V (DOMESTIC), L.L.C.*                                  Delaware                 100
               TISHMAN SPEYER/TRAVELERS U.S. REAL ESTATE VENTURE V, L.P.*                     Delaware                  50
            TRAVELERS OPPORTUNITY FUND V ASSOCIATES (DOMESTIC), L.L.C.*                       Delaware                 100
               TISHMAN SPEYER/TRAVELERS ASSOCIATES V (DOMESTIC), L.L.C.*                      Delaware                  50
            TRAVELERS SCHAUMBERG WINDY POINT LLC                                              Delaware                 100
               WINDY POINT OF SCHAUMBERG LLC                                                  Delaware               76.12
            TRAVELERS YORK ROAD LLC                                                           Delaware                 100
               YORK ROAD PROPERTIES LLC                                                       Delaware                  85
            TRIBECA DISTRESSED SECURITIES, L.L.C.*                                            Delaware                 100
            TRIBECA MANAGEMENT, L.L.C                                                         Delaware                 100
            TRICOUNTY GROVE                                                                   Florida                   50
            UMBRELLA BEAR, INC                                                                Florida                  100
            WT LEASING, INC                                                                   Delaware                  50


TOTAL RECORDS:             98

--------------------------------------------------------------------------------
*  INDICATES THAT THE SUBSIDIARY IS PARTIALLY OWNED BY MORE               Page 4
   THAN ONE SUBSIDIARY OF CITIGROUP INC.

** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET
   CORPORATION